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EXHIBIT 10 B.  AGREEMENT AMONG ORGANIZERS

                                  AGREEMENT

         Whereas, the stockholders of Project A, Inc. (the "Company") have formed the Company for the purpose of formation of a new commercial banking corporation or association; and

         Whereas, in connection with such plans the stockholders have formed the Company and purchased a total of 50 shares of its common stock for an aggregate purchase $50,000; and

         Whereas the stockholders desire to restrict the transferability of the common stock of the Company pending the Company's successful implementation of its plans raise equity capital for the purpose of the formation of a new banking corporation; and

         In consideration of the mutual covenants and premises herein contained, the undersigned stockholders hereby agree as follows:

         1. The 50 shares of common stock of the Company owned by the undersigned stockholders may not be sold, transferred, pledged or hypothecated in any manner whatsoever for any reason on or prior to the termination of this Agreement.

         2. The certificates representing the shares of stock owned by all of the undersigned shall bear a legend setting forth the restriction on transferability set forth in this Agreement which legend shall read as follows:

         The shares represented by this certificates are subject to an Agreement dated May 15, 1997, by and between Project A, Inc. and the owners of all of the outstanding shares of capital stock of Project A, Inc. This Agreement prohibits the sale transfer or other disposition the shares represented by this certificate and Project A, Inc. will mail to the stockholder a copy of the Agreement without charge within five (5) days after receipt of written request therefor.

         3. This Agreement shall terminate only upon the occurrence of one of the following two events.

     (i) This Agreement shall terminate upon the unanimous written consent of all of the undersigned stockholders, or, in the case of the death of a stockholder, the personal representative of such stockholder; or

     (ii)This Agreement shall terminate upon the successful completion of a public offering of common stock of the Company pursuant to which the Company receives gross offering proceeds of at least $5,000,000.

In Witness Whereof the parties have affixed their signatures hereto this 15th day of May, 1997.


  /s/ Paul Merritt Jones
----------------------------
Paul Merritt Jones


   /s/ Dr. Bijay Jayaswal
----------------------------
Dr. Bijay Jayaswal


   /s/ George R. Klein
----------------------------
George R. Klein


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   /s/ Ray E. Laribee
----------------------------
Ray E. Laribee


   /s/ C. Richard Lynham
----------------------------
C. Richard Lynham


   /s/ R. Hal Nichols
----------------------------
R. Hal Nichols


   /s/ Rory H. O'Neil
----------------------------
Rory H. O'Neil


   /s/ Michael R. Rose
----------------------------
Michael R. Rose


   /s/ Glenn M. Smith
----------------------------
Glenn M. Smith


   /s/ Thomas A. Tubbs
----------------------------
Thomas A. Tubbs